EXHIBIT 99.1

PennantPark Investment Corporation Announces $25 Million Stock Repurchase Program

MIAMI, Feb. 09, 2022 (GLOBE NEWSWIRE) -- PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced today that its Board of Directors has authorized a program for the purpose of repurchasing up to $25.0 million worth of its common stock at prices below the Company’s net asset value per share as reported in its most recent financial statements to be implemented at the discretion of the Company’s management team. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complies with the prohibitions under its Insider Trading Policies and the requirements under Rule 10b-18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including certain price, market volume and timing constraints. Repurchases will also be conducted in accordance with the Investment Company Act of 1940, as amended. Unless extended by the Company’s Board of Directors, the Company expects the repurchase program to remain in place until the earlier of March 31, 2023 and the repurchase of $25.0 million of the Company’s outstanding shares of common stock.

The Company’s Board of Directors authorized the repurchase program because it believes that market volatility may cause the Company’s common stock to be undervalued from time to time. The timing and number of additional shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. There can be no assurance that the repurchase program will enhance shareholder value or increase the market value of the Company's shares of common stock. The Company's Board of Directors may amend this program, solely in its discretion, at any time during the duration of the program. Any amendment to the Company's announced repurchase program will be publicly disclosed. In addition, there are no assurances that the Company will engage in repurchases, but if market conditions warrant, the Company now has the ability to take advantage of situations where the Company’s management believes share repurchases would be advantageous to the Company and to its stockholders.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

ABOUT PENNANTPARK INVESTMENT ADVISERS, LLC

PennantPark Investment Advisers, LLC is a leading middle market credit platform, managing $5.7 billion of investable capital, including potential leverage. Since its inception in 2007, PennantPark Investment Advisers, LLC has provided investors access to middle market credit by offering private equity firms and their portfolio companies as well as other middle-market borrowers a comprehensive range of creative and flexible financing solutions. PennantPark Investment Advisers, LLC is headquartered in Miami and has offices in New York, Chicago, Houston and Los Angeles.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports PennantPark Floating Rate Capital Ltd. files under the Exchange Act. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Investment Corporation undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

PennantPark Investment Corporation may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from its historical experience and present expectations.

CONTACT:
Richard Cheung
PennantPark Investment Corporation
(212) 905-1000
www.pennantpark.com